Exhibit 10.2


                          SECURITIES EXCHANGE AGREEMENT


     SECURITIES EXCHANGE AGREEMENT (this "AGREEMENT"), dated as of April 26, 2001, among Global Technologies, Ltd., a Delaware corporation ("GLOBAL"), Advantage Fund II, Ltd. ("ADVANTAGE") and Koch Investment Group, Ltd. ("KOCH" and together with Advantage, the "PLAINTIFFS").

                                    RECITALS

     A. The parties hereto are executing and delivering this Agreement in reliance upon the exemptions from securities registration afforded by Rule 506 of Regulation D ("REGULATION D"), as promulgated by the United States Securities Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and by Section 3(a)(9) under the Securities Act;

     B. The parties hereto entered into an Agreement (the "SETTLEMENT AGREEMENT") dated as of January 31, 2001. The parties hereto thereafter entered into an amendment (the "AMENDMENT") to the Settlement Agreement dated as of April 26, 2001 which contemplated that the parties hereto would simultaneously enter into this Agreement and consummate the transactions contemplated hereby. Capitalized terms used in this Agreement and not otherwise defined in this Agreement are defined as defined in the Settlement Agreement.

     C. Subject to the terms and conditions set forth herein, Global and the Plaintiffs desire to exchange their shares of Series C 5% Convertible Preferred Stock, par value $.01 per share (the "PREFERRED Stock"), for newly issued shares of Global's Series D Convertible Preferred Stock, par value $.01 per share (the "SERIES D PREFERRED SHARES"), the designations rights, preferences and limitations of which are set forth in the Certificate of Designations, Rights, Preferences and Limitations, attached hereto as Exhibit A (the "SERIES D CERTIFICATE OF DESIGNATIONS");

     D. The parties hereto have determined that consummating the exchange contemplated hereby is the most efficient and least costly means to permit Global to issue shares of its capital stock to the Plaintiffs having the rights and remedies contemplated by the amendments to the Preferred Stock described in
Section 4(i) and (ii) of the Settlement Agreement. As a result, the parties believe the relevant investment decisions and commitments were made at the time of the execution of the Settlement Agreement.;

     NOW, THEREFORE, the parties do hereby agree as follows:

1.   EXCHANGE OF SECURITIES

     a. Exchange of Preferred Stock for Series D Preferred Shares. On the date hereof, Global shall issue and deliver to each Plaintiff duly executed certificates representing that number of Series D Preferred Shares equal to the number of shares of Preferred Stock held by such Plaintiff and each Plaintiff shall deliver to Global the certificates representing all of the shares of Preferred Stock held by such Plaintiff.
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     b. Closing. The issuance and delivery of the Series D Preferred Shares in exchange for the Preferred Stock pursuant to this Agreement (the "CLOSING") shall be upon the execution of this Agreement.

2.   PLAINTIFF'S REPRESENTATIONS AND WARRANTIES

     Each Plaintiff severally represents and warrants to Global as follows:

     a. Organization; Power and Authority. Such Plaintiff is validly existing and in good standing under the laws of the jurisdiction of its formation and has the requisite power and authority to execute and deliver the Amendment and this Agreement, and to carry out and perform its obligations thereunder. The Amendment and this Agreement have each been duly and validly authorized, executed and delivered by such Plaintiff and constitutes such Plaintiff's legal, valid and binding obligation, enforceable against it in accordance with its terms.

     b. No Conflict. The execution and delivery by such Plaintiff of this Agreement and the Amendment and the consummation by such Plaintiff of the transactions contemplated hereby and thereby, do not and will not (i) conflict with, result in a breach of, or constitute a default under or violation of, (ii) result in the creation of any Encumbrance upon (1) such Plaintiff's formation documents (each as amended through the date hereof), (2) any law, statute, rule, regulation or decree of any governmental authority to which such Plaintiff is subject or (3) any contract, agreement, understanding or instrument to which such Plaintiff is a party or bound (4) any order, decree or judgment of any court, administrative body, arbitrator or governmental authority binding upon such Plaintiff or its assets.

     c. Investment Intent. Such Plaintiff has or is acquiring the Series D Preferred Shares and upon conversion thereof, the Series D Underlying Shares (defined below) under this Agreement as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such securities or any part thereof, without prejudice, however, to such Plaintiff's right at all times to sell or otherwise dispose of such securities in compliance with applicable securities laws. Nothing contained herein shall be deemed a representation or warranty by such Plaintiff to hold any securities for any period of time. Such Plaintiff has or is acquiring the securities to be acquired by it as described hereunder in the ordinary course of its business and does not have any agreement or understanding with any person or entity with respect to the distribution of such securities.

     d. Status. Such Plaintiff is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

     e. No Remuneration. To the knowledge of such Plaintiff, no commission or other remuneration has been or will be paid or given directly or indirectly for soliciting the exchange contemplated by this Agreement.

     f. Preferred Stock. Advantage represents that it currently holds 550 shares of Preferred Stock. Koch represents that it currently holds 250 shares of Preferred Stock.

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3.   REPRESENTATIONS AND WARRANTIES OF GLOBAL.

     Global hereby represents and warrants to the Plaintiffs as follows:

     a. Organization and Qualification. Global is a Delaware corporation duly formed, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to carry on its business as it is now being conducted and to own, use and operate its properties and assets as currently conducted. Global is qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of its property requires such qualification, except where the failure to be so qualified, individually or in the aggregate, does not and would not have a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of Global or on the ability of Global to perform its obligations hereunder.

     b. Power And Authority. Global has the requisite power and authority to enter into and deliver or file (as the case may be) the Amendment, this Agreement and the Series D Certificate of Designations and to carry out and perform its obligations thereunder and hereunder. Each of the Amendment, this Agreement and the Series D Certificate of Designations executed or filed by Global, when executed, delivered or filed, will have been duly and validly authorized, executed, delivered and filed by Global and constitutes the legal, valid and binding obligation of Global, enforceable against Global in accordance with its terms.

     c. No Conflict. The execution and delivery by Global of this Agreement, the Amendment and the Series D Certificate of Designations and the consummation by Global of the transactions contemplated hereby and thereby, do not and will not
(i) conflict with, result in a breach of, or constitute a default under or violation of, (1) Global's Certificate of Incorporation or Bylaws (each as amended through the date hereof), (2) any law, statute, rule, regulation or decree of any governmental authority to which Global is subject, (3) any contract, agreement, understanding or instrument to which Global is a party or is bound, or (4) any order, decree or judgment of any court, administrative body, arbitrator or governmental authority binding upon Global or its assets.

     d. Consents. No consent, approval or authorization of, or exemption from, or filing with, any governmental authority or any third party is required to be obtained by or made by Global in connection with the execution, delivery and performance by Global of this Agreement, the Amendment and the Series D Certificate of Designations, except (i) as have been obtained, (ii) the filing of the Supplement with the SEC, (iii) the filing of a new Registration Statement with the SEC in accordance with Section 6(c) of the Settlement Agreement, (iv) the filing with the SEC of a Report on Form 8-K disclosing the transactions contemplated hereby, and (v) the filing with the SEC of a Form D promulgated under the Securities Act as required under Regulation D.

     e. Issuance of the Series D Preferred Shares. The Series D Preferred Shares are duly authorized and, when issued and exchanged for in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of first refusal of any kind (collectively, "LIENS"). Global has on the date hereof and will, at all

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times while the Series D Preferred Shares are outstanding, maintain an adequate reserve of duly authorized shares of its Class A Common Stock, par value $.01 per share (the "COMMON STOCK"), reserved for issuance to the holders of the Series D Preferred Shares, to enable it to perform its conversion and other obligations under this Agreement and the Series D Certificate of Designations. All such authorized shares of Common Stock shall be duly reserved for issuance to the holders of the Series D Preferred Shares. The shares of Common Stock issuable upon conversion of the Series D Preferred Shares are referred to herein as the "SERIES D UNDERLYING SHARES." When issued in accordance with the Certificate of Designation, the Series D Underlying Shares will be duly authorized, validly issued, fully paid and nonassessable, free and clear of all Liens against Global

     f. No Remuneration. To the knowledge of Global, no commission or other remuneration has been or will be paid or given directly or indirectly for soliciting the exchange contemplated by this Agreement and the exchange contemplated hereby shall be exempt from securities registration pursuant to
Section 3(a)(9) under the Securities Act.

     g. No Shareholder Approval Required. Assuming the Series D Certificate of Designations is not hereafter amended or otherwise modified, no shareholder approval shall be required by NASD Rule 4350(i)(1)(D) (as in effect on the date hereof) in connection with the issuance of any Series D Underlying Shares upon the conversion of any Series D Preferred Shares.

4. COVENANTS. The parties hereto agree that to the extent covenants, agreements and obligations in the February Purchase Agreement, Registration Rights Agreement and the Settlement Agreement would be enforceable with respect to the Preferred Stock or the Common Stock issuable upon the conversion thereof, they shall be enforceable with respect to the Series D Preferred Shares or the Series D Underlying Shares.

5. FURTHER ASSURANCES. Each of the parties hereto agrees to execute and deliver or cause to be executed and delivered all such instruments and to take all such action as the other party may reasonably request or as may become necessary in order to effectuate the intent and purposes of and to carry out the terms of this Agreement.

6.   GOVERNING LAW; JURISDICTION.

     a. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflict of law principles thereof.

     b. Jurisdiction. Each party hereby irrevocably submits to the exclusive jurisdiction of the Supreme Court of New York, sitting in New York County, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or

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certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Each party hereto hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the court referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its' attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

7. FEES AND EXPENSES. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement, the Amendment, the Series D Certificate of Designations and the documents contemplated hereby and thereby.

8. ENTIRE AGREEMENT. The Settlement Agreement, the Amendment, the New Notes, this Agreement and the Series D Certificate of Designations contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters. However, the parties acknowledge and agree that to the extent the February Purchase Agreement, the Registration Rights Agreement, the Warrants, the October Purchase Agreement and all documents executed in connection therewith are not specifically required to be amended by the terms of the Settlement Agreement, such Certificates, Agreements and documents (including the instruments and agreements entered into or filed in connection therewith) shall remain in full force and effect, unimpaired by this Agreement.

9. NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile and the party giving such notice has a confirmation of transmission setting forth the date and time of transmission, which was produced by the facsimile machine at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time) on any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close (a "BUSINESS DAY "), (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile and the party giving such notice has a confirmation of transmission setting forth the date and time of transmission, which was produced by the facsimile machine at the facsimile telephone number specified in this Agreement later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date,

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(iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to Global:          Global Technologies, Ltd.
                       1811 Chestnut Street, Suite 120
                       Philadelphia, PA 19103
                       Facsimile No.: (215) 972-8183
                       Attn: Chief Financial Officer/General Counsel

With copies to:        Schnader Harrison Segal & Lewis LLP
                       1600 Market Street, 36th Floor
                       Philadelphia, PA 19103
                       Facsimile No.: (215) 994-1121
                       Attn: Richard P. Jaffe, Esq.

If to Advantage:       Advantage Fund II Ltd.
                       c/o CITCO
                       Kaya Flamboyan 9
                       Curacao, Netherlands Antilles
                       Facsimile: 011-599-9732-2008
                       Attention: W.R. Weber

If to Koch:            Koch Investment Group Ltd.
                       20 E. Greenway Plaza
                       Houston, TX 77046
                       Facsimile: (713) 544-9515
                       Attention: Josh Taylor

With copies to
(for both Advantage
and Koch):             Genesee International Inc.
                       10500 NE 8th Street, Suite 1920
                       Bellevue, WA 98004
                       Facsimile: (425) 462-4645
                       Attention: Howard Coleman, Esq.

                                      -and-

                       Robinson Silverman Pearce Aronsohn & Berman LLP 1290 Avenue of the Americas
                       New York, NY  10104
                       Facsimile No.:  (212) 541-4630 and (212) 541-1432
                       Attn:  Eric L. Cohen, Esq.

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or such other address as may be designated in writing hereafter, in the same manner, by such person or entity.

10. AMENDMENTS; WAIVERS. No provision of this agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by each party hereto or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

11. HEADINGS; THIRD PARTY BENEFICIARIES. The headings herein are for convenience only, are not a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

12. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. No Plaintiff may assign any of its rights or obligations hereunder without the prior approval of Global. Global may not assign any of its rights or obligations hereunder without the prior approval of the Plaintiffs.

13. SURVIVAL. The representations, warranties, agreements and covenants contained herein shall survive the consummation of the transactions contemplated herein, including the conversion of the Series D Preferred Stock.

14. EXECUTION. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. Any signature that is delivered by facsimile transmission shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

15. SEVERABILITY. If any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

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
     IN WITNESS WHEREOF, each of the parties hereto has caused this Securities Exchange Agreement to be executed on its behalf as of the date first above written.



                                       GLOBAL TECHNOLOGIES, LTD.


                                       By: /s/ S. Lance Silver
                                           -------------------------------------
                                       Name: S. Lance Silver
                                             -----------------------------------
                                       Title: Vice President and General Counsel
                                              ----------------------------------



                                       ADVANTAGE FUND II LTD.


                                       By: Genesee International Inc.
                                           as General Manager

                                       By: /s/ Donald R. Morken
                                           -------------------------------------
                                       Name: Donald R. Morken
                                             -----------------------------------
                                       Title: President
                                              ----------------------------------



                                       KOCH INVESTMENT GROUP LTD.


                                       By: /s/ Josh Taylor
                                           -------------------------------------
                                       Name: Josh Taylor
                                             -----------------------------------
                                       Title: Vice President
                                              ----------------------------------